UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) July 29, 2004




                          CAPSTONE TURBINE CORPORATION

             (Exact name of registrant as specified in its charter)



          Delaware                      001-15957               95-4180883
(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)



              21211 Nordhoff Street, Chatsworth, California 91311
                    (Address of principal executive offices)


                                 (818) 734-5300

              (Registrant's telephone number, including area code)

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Item 12.   Results of Operations and Financial Condition

     On July 29, 2004, Capstone Turbine Corporation (the "Company") announced via a press release the Company's financial results for the first quarter of its fiscal year 2005. A copy of the Company's press release is attached hereto as
Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              CAPSTONE TURBINE CORPORATION
                                                     (Registrant)



Date: July 29, 2004                              By: /s/ Karen Clark
                                                 ----------------------------
                                                 Karen Clark
                                                 Chief Financial Officer

                                  Exhibit Index
                                  -------------

Exhibit Number   Description of Document
--------------   -----------------------
99.1             Press Release of Capstone Turbine Corporation, dated
                 July 29, 2004, reporting its fiscal 2005 first quarter results.